UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

June 10, 2010

Date of Report

(Date of earliest event reported)

LKA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-17106	91-1428250
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

3724 47th Street Ct. N.W.

Gig Harbor, Washington  98335

 (Address of principal executive offices)

(253) 851-7486

Registrant's telephone number

N/A

 (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Effective as of June 10, 2010, LKA International, Inc., a Delaware corporation (the “Company”), and PanAmerica Capital Group, a Panama corporation (“PanAmerica”), executed a Waiver Agreement by which PanAmerica waived its enforcement rights with respect to certain payments due under the Promissory Note dated July 2, 2009. LKA has experienced unanticipated delays in production at its Golden Wonder Mine that have prevented the Company from making certain installment payments on the Note. The Waiver Agreement specifically covers the installment payments, or portions of payments, that were due on January 4, 2010 and April 5, 2010.  In addition, the Company has advised PanAmerica that it will be unable to make the installment payment that is scheduled to be made on July 5, 2010.

Under the terms of the Waiver Agreement, PanAmerica agreed to waive its enforcement rights with respect to the above-referenced payment delinquencies provided that the Company shall:

(a)  pay all amounts otherwise due to PanAmerica on January 4, 2010; April 5, 2010, and July 5, 2010, with all such payments to be made on or before August 15, 2010;

(b)  on or before August 15, 2010, pay to PanAmerica an amount equal to two percent (2%) per month on each delinquent installment payment, calculated from the date that each such installment payment was otherwise due;

(c)  (i) forthwith upon execution of the Waiver Agreement, issue to PanAmerica one “unregistered” and “restricted” share of  the Company’s common stock for each dollar of unpaid installment payments otherwise due as of the date of the Waiver agreement; and (ii) on July 5, 2010, issue to PanAmerica one “unregistered” and “restricted” share of common stock for each dollar of the unpaid installment payment due as of that date, it being understood that such shares are to be held by PanAmerica as security for the Company’s obligations under the Waiver Agreement, and that such shares are to be surrendered to the Company for cancellation upon satisfaction of the Company’s obligations as set forth in paragraphs (a) and (b) above.

PanAmerica’s waiver of its enforcement rights under the Waiver Agreement extends only to the above-referenced payments, and not to any future delinquencies under the Promissory Note.

PanAmerica’s principal is the brother of the Company’s President, Kye A. Abraham.  Mr. Abraham disclaims any beneficial interest whatsoever in the Promissory Note or other assets of PanAmerica and further disclaims any affiliate relationship therewith.

Item 9.01.   Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

               None; not applicable.

(b)  Pro Forma Financial Information.

               None; not applicable.

(c)  Shell Company Transactions.

None; not applicable.

(d)  Exhibits.

Exhibit

Number                   Description

  10.1

   Waiver Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LKA INTERNATIONAL, INC.

Date: 6/10/10

By  /s/ Kye A. Abraham

Kye A. Abraham, President